Exhibit 19
                               Powers of Attorney

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.



                                                /s/ C. Duane Blinn
                                                -----------------------------
                                                C. Duane Blinn, Trustee



February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Robert Chesek
                                                -----------------------------
                                                Robert Chesek, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ E. Virgil Conway
                                                -----------------------------
                                                E. Virgil Conway, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Harry Dalzell-Payne
                                                -----------------------------
                                                Harry Dalzell-Payne, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Asset Reserve, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Francis E. Jeffries
                                                -----------------------------
                                                Francis E. Jeffries, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Leroy Keith, Jr.
                                                -----------------------------
                                                Leroy Keith, Jr., Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Asset Reserve, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Everett L. Morris
                                                -----------------------------
                                                Everett L. Morris, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ James M. Oates
                                                -----------------------------
                                                James M. Oates, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Asset Reserve, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Calvin J. Pedersen
                                                -----------------------------
                                                Calvin J. Pedersen, Trustee




March 12, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Philip R. Reynolds
                                                -----------------------------
                                                Philip R. Reynolds, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Herbert Roth, Jr.
                                                -----------------------------
                                                Herbert Roth, Jr., Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                                /s/ Richard E. Segerson
                                                -----------------------------
                                                Richard E. Segerson, Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                               /s/ Lowell P. Weicker, Jr.
                                               -----------------------------
                                               Lowell P. Weicker, Jr., Trustee




February 21, 1996

                                POWER OF ATTORNEY


         I, the undersigned Treasurer and Principal Accounting Officer of Phoenix Multi-Sector Short Term Bond Fund, hereby constitute and appoint Philip
R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Multi-Sector Short Term Bond Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Multi-Sector Short Term Bond Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.




                                               /s/ Nancy G. Curtiss
                                               -----------------------------
                                               Nancy G. Curtiss
                                               Treasurer
                                               Principal Financial and
                                               Accounting Officer




February 21, 1996